Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review
         USAA Virginia Bond Fund                                        4
         USAA Virginia Money Market Fund                               10
      Financial Information
         Distributions to Shareholders                                 14
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories and Definitions                                 16
            USAA Virginia Bond Fund                                    17
            USAA Virginia Money Market Fund                            21
            Notes to Portfolios of Investments                         24
         Statements of Assets and Liabilities                          25
         Statements of Operations                                      26
         Statements of Changes in Net Assets                           27
         Notes to Financial Statements                                 28










Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.









USAA Family of Funds Summary

       Fund                                    Minimum
     Type/Name            Volatility         Investment
-------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------
 Aggressive Growth        Very high            $3,000
 Emerging Markets         Very high             3,000
 First Start Growth
  (Registered Trademark)  Moderate to high      3,000
 Gold                     Very high             3,000
 Growth                   Moderate to high      3,000
 Growth & Income          Moderate              3,000
 International            Moderate to high      3,000
 S&P 500(Registered
  Trademark)Index         Moderate              3,000
 Science & Technology     Very high             3,000
 Small Cap Stock          Very high             3,000
 World Growth             Moderate to high      3,000
-------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------
 Balanced Strategy        Moderate             $3,000
 Cornerstone Strategy     Moderate              3,000
 Growth and Tax
  Strategy                Moderate              3,000
 Growth Strategy          Moderate to high      3,000
 Income Strategy          Low to moderate       3,000
-------------------------------------------------------
INCOME-TAXABLE
-------------------------------------------------------
 GNMA(Registered
  Trademark)              Low to moderate      $3,000
 High-Yield
  Opportunities           High                  3,000
 Income                   Moderate              3,000
 Income Stock             Moderate              3,000
 Intermediate-Term
  Bond                    Low to moderate       3,000
 Short-Term Bond          Low                   3,000
-------------------------------------------------------
INCOME-TAX EXEMPT
-------------------------------------------------------
 Long-Term                Moderate             $3,000
 Intermediate-Term        Low to moderate       3,000
 Short-Term               Low                   3,000
 State Bond Income        Moderate              3,000
-------------------------------------------------------
MONEY MARKET
-------------------------------------------------------
 Money Market             Very low             $3,000
 Tax Exempt
  Money Market            Very low              3,000
 Treasury Money
  Market Trust
  (Registered Trademark)  Very low              3,000
 State Money Market       Very low              3,000
-------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.












Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

From the vantage point of March 2000, we can all look at the tax-exempt bond market and breathe just a little more easily. It has been a long time since we have been able to do that.

At USAA Investments we believe that many investors are, in truth, more comfortable with some of their assets allocated to bonds. Bonds are less volatile than stocks over long periods, and they can lessen the turmoil in a portfolio. Many times I hear people ask, "Why would anyone invest in bonds when stocks have such higher returns?" My answer is that I have known few people who have the fortitude to have all of their money in stocks. That doesn't mean that a person who allocates some of a portfolio to bonds is weak. That's simply the way we are. When stocks drop precipitously, I am convinced that opportunities are created. But only a calm, calculating person can take advantage of them. That usually means a person who is properly allocated all the time. Those precipitous drops tend to surprise everyone.

Another key belief of ours is that income is the basis of most of the potential returns on bonds and that by maximizing income we may produce very good results over time.

This emphasis on income can hurt in a year like 1999, but when you consider periods of just a few years you get a clearer picture of what we mean.

--------------------------------------------------------------------------------
                    Total Return for Periods Ending 12/31/99
--------------------------------------------------------------------------------
                                               1 Year     5 Years  10 Years
                                               ------     -------  --------
    USAA Tax Exempt Long-Term Fund             -5.04%      6.59%     6.37%
    USAA Tax Exempt Intermediate-Term Fund     -2.61%      6.37%     6.49%
    USAA Tax Exempt Short-Term Fund             1.64%      4.98%     5.06%
    USAA Tax Exempt Money Market Fund           3.15%      3.40%     3.60%
--------------------------------------------------------------------------------

    Total return equals income plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

The key thing about this chart is that all of these returns include the bad market of 1999. One poor year has not overturned the good returns of many years.

Markets will always move, but we believe that a sound and consistent strategy will pay off.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board






For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.












Investment Review

USAA VIRGINIA BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests principally in long-term, investment-grade Virginia tax-exempt securities.
--------------------------------------------------------------------------------
                                                     3/31/99         3/31/00
--------------------------------------------------------------------------------
  Net Assets                                      $402.4 Million  $377.2 Million
  Net Asset Value Per Share                           $11.52          $10.69
  Tax-Exempt Dividends Per Share Last Twelve
    Months                                             $.603           $.593
  Capital Gain Distributions Per Share Last
    Twelve Months                                         -               -
--------------------------------------------------------------------------------
30-Day SEC Yield* as of 3/31/00
--------------------------------------------------------------------------------
30-Day SEC Yield                                                       5.30%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.









                     Average Annual Compounded Returns with
           Reinvestment of Dividends - Periods Ending March 31, 2000
================================================================================
              Total Return    Equals    Dividend Return    Plus     Price Change
--------------------------------------------------------------------------------
Since 10/15/90    6.84%         =             5.93%          +          0.91%
--------------------------------------------------------------------------------
5 Years           5.54%         =             5.67%          +         -0.13%
--------------------------------------------------------------------------------
1 Year           -2.00%         =             5.20%          +         -7.20%
================================================================================









              Annual Total Returns and Compounded Dividend Returns
                 for the Nine-Year Period Ending March 31, 2000

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the nine-year period ended March 31, 2000.

Total Return for Years Ended:
----------------------------
03/31/92        9.61%
03/31/93       12.61%
03/31/94        2.69%
03/31/95        6.61%
03/31/96        7.57%
03/31/97        5.82%
03/31/98       11.13%
03/31/99        5.62%
03/31/00       -2.00%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/92        6.79%
03/31/93        6.46%
03/31/94        5.38%
03/31/95        6.14%
03/31/96        5.99%
03/31/97        5.91%
03/31/98        5.91%
03/31/99        5.36%
03/31/00        5.20%

Change in Share Price:
---------------------
03/31/92        2.82%
03/31/93        6.15%
03/31/94       -2.69%
03/31/95        0.47%
03/31/96        1.58%
03/31/97       -0.09%
03/31/98        5.22%
03/31/99        0.26%
03/31/00       -7.20%

** Compounded Dividend yield calculation includes only income distributions.


Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






                  12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Virginia Bond Fund to the 12 Month Dividend Yield of the Lipper Virginia Municipal Debt Funds Average from 3/31/92 to 3/31/00.

               USAA Virginia                  Lipper Virginia Municipal
              Bond Fund Yield                 Debt Funds Average Yield
             ------------------               ------------------------
03/31/92           6.37%                               6.20%
03/31/93           5.75%                               5.58%
03/31/94           5.77%                               5.43%
03/31/95           5.80%                               5.14%
03/31/96           5.77%                               4.96%
03/31/97           5.80%                               4.91%
03/31/98           5.40%                               4.62%
03/31/99           5.24%                               4.47%
03/31/00           5.55%                               4.70%


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/92 to 3/31/00.










                      Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA Virginia Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds
Average. The data is from 10/15/90 through 3/31/00. The data points from the graph are as follows:

USAA Virginia Bond Fund
 Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91               10,601
09/30/91               11,229
03/31/92               11,620
09/30/92               12,357
03/31/93               13,085
09/30/93               13,978
03/31/94               13,437
09/30/94               13,532
03/31/95               14,326
09/30/95               14,955
03/31/96               15,410
09/30/96               15,998
03/31/97               16,306
09/30/97               17,425
03/31/98               18,121
09/30/98               18,945
03/31/99               19,139
09/30/99               18,528
03/31/00               18,756

Lehman Brothers Municipal Bond Index
  Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91               10,574
09/30/91               11,220
03/31/92               11,632
09/30/92               12,395
03/31/93               13,089
09/30/93               13,974
03/31/94               13,392
09/30/94               13,633
03/31/95               14,387
09/30/95               15,159
03/31/96               15,593
09/30/96               16,073
03/31/97               16,444
09/30/97               17,526
03/31/98               18,208
09/30/98               19,053
03/31/99               19,338
09/30/99               18,919
03/31/00               19,318

Lipper Virginia Municipal Debt Funds Average
  Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91               10,560
09/30/91               11,161
03/31/92               11,520
09/30/92               12,260
03/31/93               12,940
09/30/93               13,853
03/31/94               13,122
09/30/94               13,194
03/31/95               13,943
09/30/95               14,567
03/31/96               14,963
09/30/96               15,417
03/31/97               15,692
09/30/97               16,699
03/31/98               17,355
09/30/98               18,081
03/31/99               18,214
09/30/99               17,681
03/31/00               17,906

Data since inception on 10/15/90 through 3/31/00.


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.












Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE.]

THE MUNICIPAL BOND MARKET

You just can't keep a strong economy down. Apparently, not even the Federal Reserve Board can do it. After raising the federal funds target rate five times since last June, the U.S. economy still grew by 7.35% in the fourth quarter of 1999. Thankfully, inflation has remained under control -- although it's been creeping up since early 1998. Last year, the fixed-income markets suffered a crisis in confidence fearing that inflation would most certainly increase. In response, bond prices fell as interest rates rose for most of 1999.

However, the virtuous cycle of robust noninflationary growth described by Chairman Alan Greenspan continues as technological innovation allows industry to use raw materials and labor more efficiently. Add a volatile stock market to continued low inflation, and we have the ingredients for a bond-market rally that began in late January of this year. Of course, that ignores Chairman Greenspan's warning that the economy is growing well in excess of its sustainable, noninflationary rate.

The yield on the Bond Buyer 40-Bond Index (BBI40) steadily increased by 1.1% from March 1999 until January 2000. Since late January, the yield has fallen roughly 0.4%, closing at 5.97% on March 31, 2000. The 30-year U.S. Treasury bond (the long bond) ended the period at 5.83%. Investor redemptions last fall and a reduction in future issuance of the long bond were major reasons why the municipal market has underperformed the U.S. government long-bond market.









                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 3/31/00.

                 30-year            Bond Buyer
                   U.S.               40-Bond
                 Treasury           Index (BBI40)
                 --------           -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%
10/15/99          6.26%                6.06%
10/29/99          6.16%                6.08%
11/15/99          6.02%                5.99%
11/30/99          6.29%                6.11%
12/15/99          6.33%                6.11%
12/31/99          6.48%                6.22%
01/14/00          6.70%                6.29%
01/31/00          6.49%                6.31%
02/15/00          6.25%                6.24%
02/29/00          6.14%                6.17%
03/15/00          6.08%                6.09%
03/31/00          5.83%                5.97%


Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.




STRATEGY

I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. My rationale for this strategy is:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

The Fund remains fully invested in long-term, investment-grade municipal bonds. Municipal bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. That's why we encourage only those investors with an investment horizon of four or more years to buy our tax-exempt bond funds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher by a rating agency) offer the best risk/reward compared to junk bonds.

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the federal alternative minimum tax
(AMT) for individuals. Consequently, since their inception, no USAA tax-exempt fund has ever distributed income that was subject to the AMT for individuals. Looking ahead, we have no intention of purchasing municipal bonds that are subject to the AMT for individuals in any of the USAA tax-exempt funds. Of course we would certainly advise our shareholders if a change occurs in the federal tax code that would compel us to reconsider our position.

FUND PERFORMANCE

While past performance is no guarantee of future results, from March 31, 1999, to March 31, 2000, your Fund paid a dividend distribution yield of 5.55% versus an average dividend distribution yield of 4.70% for the Lipper Virginia Municipal Debt Funds Average. During the fiscal year, the Fund's share price decreased by $0.83 to $10.69. During this period, the Fund's total return was -2.00% compared to the Lipper Average of -1.64%.

                                   * * * * *

I'm pleased to say that your Fund received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended March 31, 2000.

THE STATE OF VIRGINIA

Virginia benefits from a diverse and expanding economic base. Employment growth continues at a solid pace with the creation of high-tech jobs -- an important driving influence. Additionally, the commonwealth's unemployment rate remains below the national level. Per capita income compares favorably to the national average. A sound economy, in combination with the commonwealth's prudent fiscal practices, has produced a reputation of financial strength. For instance, Moody's, Standard & Poor's, and Fitch IBCA all rate the commonwealth's general obligation debt AAA. Furthermore, Moody's recently upgraded Virginia's appropriation-backed debt to Aa1 from Aa2. I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they indicate the financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions.

Refer to the bottom of page 5 for the Lipper Average definition.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gain distributions.

Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of March 31, 2000. The ratings are subject to change every month. Morningstar ratings on U.S.-domiciled funds are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The USAA Virginia Bond Fund received 4 stars and 5 stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S.-domiciled funds. The Fund was rated among 1,682 and 1,394 funds in the municipal bond fund category for the three- and five-year periods, respectively.


TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
  To match the USAA Virginia Bond Fund's closing 30-day SEC yield of 5.30% and:

  Assuming a Virginia state tax rate of 5.75%
   and a marginal federal tax rate of:    15%     28%     31%     36%    39.6%

  A fully taxable investment must pay:   6.62%   7.81%   8.15%   8.79%   9.31%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Some income may be subject to federal, state, or local taxes, or the federal alternative minimum tax.











                             Portfolio Ratings Mix
                                 March 31, 2000

A pie chart is shown here depicting the Portfolio Ratings Mix as of March 31, 2000 of the USAA Virginia Bond Fund to be:

AAA - 29%; AA - 36%; A - 20%; BBB - 12%; and BB - 3%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Services, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 2.1% and 1.0%, respectively, of the Fund's investments, and are included in their appropriate category above.


See page 17 for a complete listing of the portfolio of investments.












Investment Review

USAA VIRGINIA MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal and Virginia state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                            3/31/99              3/31/00
--------------------------------------------------------------------------------
  Net Assets                            $138.4 Million       $157.1 Million
  Net Asset Value Per Share                 $1.00                 $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 3/31/00
--------------------------------------------------------------------------------
                                        Since Inception           7-Day
         1 Year        5 Years            on 10/15/90             Yield
         3.06%          3.19%                 3.17%               3.36%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.










                          7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Virginia Money Market Fund and the iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                        USAA Virginia
                      Money Market Fund                    iMoneyNet, Inc.
                      -----------------                    ---------------
03/29/99                     2.56%                              2.34%
04/26/99                     2.91%                              2.66%
05/31/99                     2.88%                              2.58%
06/28/99                     2.97%                              2.82%
07/26/99                     2.72%                              2.40%
08/30/99                     2.84%                              2.53%
09/27/99                     3.15%                              2.90%
10/25/99                     2.90%                              2.65%
11/29/99                     3.34%                              3.03%
12/27/99                     3.81%                              3.40%
01/31/00                     2.94%                              2.61%
02/28/00                     3.44%                              2.90%
03/27/00                     3.32%                              2.94%

Data represent the last Monday of each month.
Ending date 3/27/00.


The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.











Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE.]

MARKET SUMMARY

Since our last shareholder report, the national economy has continued to strengthen. In response, the Federal Reserve has increased the federal funds rate (the interest rate banks charge other banks) three times since September in order to curb inflation. Normally, the raising of the federal funds rate causes interest rates to rise. However, the Treasury market has instead been reacting to the news that there will be a reduction in the issuance of long-term Treasury bonds, and thus the yields for 30-year Treasuries have declined.

Rates have increased in the short-term, tax-exempt market. According to the Bond Buyer One-Year Note Index, municipal notes have increased to 4.08% at the end of March, up from 3.73% last September -- an increase of 0.35%.

STRATEGY

We continue to believe that variable-rate demand notes (VRDNs) provide the best value for the Fund. VRDNs provide the owner the option to sell the security back to the issuer with a notice of seven days or less at a price of par (100% of face value) plus accrued interest. The interest rates on these securities also reset at least every seven days. The VRDNs are particularly attractive now as they allow the Fund to participate in rising rates as well as provide the needed flexibility to extend into longer-term securities as they become more attractive. In addition, our team of analysts continues to research each security before it is purchased to ensure it meets our high credit standards.


The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year, tax-exempt notes.


THE FUND

As you can see in the chart below, daily and weekly VRDNs represent 76% of the Fund's assets on March 31, 2000. In addition, the Fund also has positions in tax-exempt commercial paper, put bonds, and bonds/notes. These securities have the potential to provide the Fund with some stability when the VRDN rates fall -- as they do seasonally when there is a shortage of supply in the market.

The Fund's average maturity was relatively short at 31 days on March 31, 2000. This is slightly shorter than the average state-specific money market fund.










                                  Portfolio Mix
                                 March 31, 2000

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2000 of the USAA Virginia Money Market Fund to be:

VRDNs - 76%; Bonds/Notes - 12%; Put Bonds - 7%; and Commercial Paper - 2%.


Percentages are of the net assets and may or may not equal 100%.


See page 21 for a complete listing of the portfolio of investments.









FUND PERFORMANCE

For the 12 months ending March 31, 2000, your Fund ranked 14 out of 172 state-specific tax-exempt money market funds according to iMoneyNet, Inc.
(formerly IBC Financial Data), with a return of 3.06%. The average for the category over the same period was 2.72%. Please keep in mind that past performance is no guarantee of future results.












                    Cumulative Performance of $10,000

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA Virginia Money Market Fund. The data is from 10/15/90 through 3/31/00. The data points from the graph are as follows:

USAA Virginia Money Market Fund
 Year                  Amount
--------              -------
10/15/90              $10,000
03/31/91               10,238
09/30/91               10,464
03/31/92               10,657
09/30/92               10,811
03/31/93               10,940
09/30/93               11,060
03/31/94               11,174
09/30/94               11,312
03/31/95               11,499
09/30/95               11,701
03/31/96               11,893
09/30/96               12,080
03/31/97               12,267
09/30/97               12,474
03/31/98               12,676
09/30/98               12,881
03/31/99               13,054
09/30/99               13,241
03/31/00               13,455

Data since inception on 10/15/90 through 3/31/00.


Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state, or local taxes, or to the alternative minimum tax. For the seven-day yield information, please refer to the Fund's Investment Review.












Distributions to Shareholders

The Funds completed their fiscal year on March 31, 2000. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and dividends which represent long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 2000.












Independent Auditors' Report

KPMG


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Virginia Bond and USAA Virginia Money Market Funds, series of the USAA Tax Exempt Fund, Inc., as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond and USAA Virginia Money Market Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG LLP

San Antonio, Texas
May 5, 2000











CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 2000


Fixed-rate instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-rate demand notes (VRDNs) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Virginia Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Virginia Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank liquidity agreement.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.                       (4) Financial Security Assurance
       (2) AMBAC Financial Group, Inc.            Holdings Ltd.
       (3) Financial Guaranty Insurance Co. (5) Asset Guaranty Insurance Co.
                                            (6) ACA Financial Guaranty Corp.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

CP    Commercial Paper               IDRB    Industrial Development Revenue Bond
GO    General Obligation             MFH     Multi-Family Housing
IDA   Industrial Development         PCRB    Pollution Control Revenue Bond
        Authority/Agency             RB      Revenue Bond












USAA VIRGINIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000


Principal                                             Coupon     Final    Market
 Amount                Security                        Rate    Maturity    Value
--------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (97.2%)

           Virginia (89.1%)
           Abingdon Town IDA Hospital RB,
 $ 3,305    Series 1998                                5.25%  7/01/2016 $  3,006
   2,610    Series 1998                                5.38   7/01/2028    2,293
           Alexandria IDA Educational Facilities RB,
   1,060    Series 1999                                6.00   1/01/2017    1,100
   2,505    Series 1999                                5.88   1/01/2023    2,519
   3,280   Arlington County IDA RB, Series 1997A       5.45   7/01/2027    3,129
   7,500   Augusta County IDA Hospital RB,
            Series 1991 (PRE)                          7.00   9/01/2021    7,881
           Chesapeake Toll Road RB,
   1,250    Series 1999A                               5.63   7/15/2019    1,208
   6,260    Series 1999A                               5.63   7/15/2032    5,867
           Chesterfield County Health Center
            Commission Mortgage RB,
   1,500    Series 1996                                5.95  12/01/2026    1,491
  12,195    Series 1996                                6.00   6/01/2039   12,094
           College Building Auth. Educational
            Facilities RB,
   3,525    Series 1992 (PRE)                          6.40   1/01/2012    3,691
   2,885    Series 1992 (PRE)                          6.63   5/01/2013    3,047
   2,505    Series 1992 (PRE)                          6.60   9/01/2016    2,625
   1,390    Series 2000                                5.80   4/01/2016    1,417
   1,000    Series 2000                                6.00   4/01/2020    1,018
   3,000   Commonwealth Univ. RB, Series 1995          5.75   5/01/2015    3,058
   4,500   Covington IDA RB, Series 1994               6.65   9/01/2018    4,731
   3,000   Danville IDA Hospital RB,
            Series 1998 (INS)(2)                       5.20  10/01/2018    2,856
   2,250   Emporia GO, Series 1995                     5.75   7/15/2015    2,280
  15,180   Fairfax County IDA RB, Series 1996          6.00   8/15/2026   15,193
   2,000   Fairfax County Redevelopment and
            Housing Auth. MFH RB, Series 1996A         6.00  12/15/2028    1,975
  12,000   Fairfax County Sewer RB, Series 1996
            (INS)(1)                                   5.88   7/15/2028   12,047
           Fairfax County Water Auth. RB,
   4,750    Series 1992                                6.00   4/01/2022    4,864
  16,125    Series 1997                                5.00   4/01/2029   14,233
   8,750   Galax IDA Hospital RB, Series 1995 (INS)(5) 5.75   9/01/2020    8,469
   1,000 Halifax County IDA Hospital RB, Series 1998 5.25 9/01/2017 877 Hampton Redevelopment and Housing Auth. RB,
   1,885    Series 1996A                               5.88   7/20/2016    1,862
   1,255    Series 1996A                               6.00   1/20/2026    1,236
           Hanover County IDA Hospital RB,
   6,185    Series 1995 (INS)(1)                       6.38   8/15/2018    6,694
   1,000    Series 1995 (INS)(1)                       5.50   8/15/2025      946
   5,525   Henrico County IDA Educational Facilities
            RB, Series 1998                            5.10  10/15/2029    4,869
           Henrico County IDA Residential and
            Healthcare Facility RB,
   1,025    Series 1997                                6.10   7/01/2020      925
   2,070    Series 1997                                6.15   7/01/2026    1,856
   2,500 Henry County IDA Hospital RB, Series 1997 6.00 1/01/2027 2,485 Housing Development Auth.
            Commonwealth Mortgage RB,
   5,440    Series 1992A                               7.10   1/01/2022    5,548
  10,000    Series 1992A                               7.10   1/01/2025   10,194
   1,455    Series 1992C                               6.40   1/01/2015    1,474
     740    Series 1994D                               6.40   7/01/2017      753
           Housing Development Auth. MFH RB,
  17,355    Series 1982A (a)                           7.00  11/01/2017    3,441
   2,630    Series 1991F                               7.10   5/01/2013    2,717
   4,220 Isle of Wight County IDA RB, Series 1990 7.38 1/01/2010 4,281 Loudoun County IDA Hospital RB,
   2,500    Series 1995 (INS)(4)                       5.80   6/01/2020    2,493
   8,000    Series 1995 (INS)(4)                       5.80   6/01/2026    7,867
   7,000   Metropolitan Washington Airports Auth. RB,
            Series 1997A                               5.38  10/01/2023    6,634
   1,850   Norfolk Redevelopment and Housing Auth. RB,
            Series 1999                                5.50  11/01/2019    1,820
   4,000   Norfolk Water RB, Series 1995 (INS)(1)      5.88  11/01/2020    4,041
   9,090   Peninsula Ports Auth. Health Systems RB,
            Series 1992A (PRE)(INS)(2)                 6.25   7/01/2021    9,382
  11,000   Peninsula Ports Auth. RB,
            Series 1992 (NBGA)                         7.38   6/01/2020   11,351
   3,690   Pittsylvania County GO, Series 1994         6.00   7/01/2014    3,904
   1,000   Portsmouth Redevelopment and Housing
            Auth. RB, Series 1997A                     5.85  12/20/2030      960
   2,500   Prince William County IDA Hospital RB,
            Series 1995 (PRE)                          6.85  10/01/2025    2,777
   4,000   Prince William County Service Auth. Water
            RB, Series 1999 (INS)(3)                   5.60   7/01/2024    3,919
   4,645   Public School Auth. GO, Series 1999B        6.00   8/01/2019    4,801
   1,790   Resources Auth. Clean Water RB, Series 1999 5.63  10/01/2022    1,774
   4,710   Resources Auth. Railway Transportation RB,
            Series 1990                                7.13  10/01/2015    4,767
           Resources Auth. Water and Sewer RB,
   7,210    Series 1996A                               5.63   4/01/2027    7,033
   1,620    Series 1997                                5.30  11/01/2022    1,525
   4,270    Series 1998                                5.20  10/01/2028    3,899
           Richmond Convention Center Auth. RB,
   6,295    Series 2000                                6.13   6/15/2020    6,430
  14,750    Series 2000                                6.13   6/15/2025   14,951
  12,840   Richmond RB, Series 1999A (INS)(4)          5.13   1/15/2024   11,662
   1,250   Roanoke County Educational Facility IDA RB,
            Series 1998                                5.25   3/15/2023    1,123
   4,250   Russell County IDA PCRB, Series 1990G       7.70  11/01/2007    4,379
   1,250   Spotsylvania County GO, Series 1994 (PRE)   6.88  12/01/2014    1,371
   4,050   Suffolk Redevelopment and Housing
            Auth. MFH RB, Series 1998 (INS)(6)         5.35  10/01/2028    3,568
  11,820   Virginia Beach Development Auth.
            Hospital RB, Series 1991 (PRE)             6.30  11/01/2021   12,348
   1,000   Virginia Beach Development Auth.
            Residential and Health Care Facility RB,
            Series 1997                                6.15   7/01/2027      853
   7,610   Virginia Beach GO, Series 2000              5.50   3/01/2020    7,497
  12,000   West Point IDA Solid Waste Disposal RB,
            Series 1994B                               6.25   3/01/2019   11,376
   6,000   Williamsburg Hospital Facilities IDA RB,
            Series 1993                                5.75  10/01/2022    5,555
           Winchester IDA Educational Facilities RB,
   3,085    Series 1994 (PRE)(INS)(5)                  6.75  10/01/2019    3,362
     415    Series 1994 (INS)(5)                       6.75  10/01/2019      445

           Guam (2.2%)
   8,050   Power Auth. RB, Series 1992A (PRE)          6.30  10/01/2022    8,551

           Puerto Rico (5.9%)
           Electric Power Auth. RB,
   7,025    Series 1995                                5.50   7/01/2025    6,751
   7,700    Series 1995Z                               5.25   7/01/2021    7,217
   8,600   Highway and Transportation Auth. RB,
            Series 1996Y                               5.50   7/01/2026    8,248
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $366,337)                 366,884
--------------------------------------------------------------------------------
                        VARIABLE-RATE DEMAND NOTES (1.2%)

           Virginia
   2,700   Alexandria Redevelopment and Housing
            Auth. RB, Series 1996B (LOC)               4.05  10/01/2006    2,700
   1,730   Waynesboro IDA RB, Series 1997 (LOC)        4.05  12/15/2028    1,730
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $4,430)                 4,430
--------------------------------------------------------------------------------
           Total investments (cost: $370,767)                           $371,314
================================================================================








                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Hospitals                                           15.6 %
            Escrowed Bonds                                      14.6
            Water/Sewer Utilities - Municipal                   14.1
            General Obligations                                  8.0
            Nursing/Continuing Care Centers                      6.5
            Sales Tax                                            5.7
            Paper & Forest Products                              5.4
            Airport/Port                                         4.8
            Single-Family Housing                                4.8
            Education                                            4.6
            Electric/Gas Utilities - Municipal                   3.7
            Multi-Family Housing                                 3.3
            Special Assessment/Tax/Fee                           2.2
            Toll Roads                                           1.9
            Miscellaneous                                        1.3
            Electric Utilities                                   1.1
            Community Service                                    0.8
                                                                ----
            Total                                               98.4%
                                                                ====











USAA VIRGINIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000


Principal                                            Coupon    Final
 Amount                Security                       Rate    Maturity    Value
--------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (75.8%)

           Virginia
 $ 3,160   Alexandria Redevelopment and Housing Auth.
            RB, Series 1996B (LOC)                     4.05% 10/01/2006 $  3,160
   3,050   Arlington Public Improvement RB,
            Series 1984 (LOC)                          3.90   8/01/2017    3,050
   8,750   Chesterfield County IDA PCRB, Series 1993   4.05   8/01/2009    8,750
   5,600   Chesterfield County IDA RB, Series 1989
            (LOC)                                      4.05   2/01/2003    5,600
   5,000   Clarke County IDA RB, Series 2000 (LIQ)
            (INS)(4)                                   3.90   1/01/2030    5,000
   4,490   Culpeper IDA RB, Series 1997 (LOC)          4.00   1/01/2008    4,490
   6,000   Fairfax County IDA RB, Series 2000          3.75   1/01/2030    6,000
   2,100   Fluvanna County IDA IDRB, Series 1984 (LOC) 3.90  12/01/2009    2,100
   2,500   Hampton Redevelopment and Housing Auth. RB,
            Series 1998 (LOC)                          3.90   2/01/2028    2,500
   8,000   Hanover County IDA Residential Care
            Facility RB, Series 1999 (LOC)             4.00   7/01/2029    8,000
   7,700   Harrisonburg Redevelopment and Housing
            Auth. MFH RB, Series 1991A (LOC)           3.97   3/01/2016    7,700
           Henrico County IDA RB,
   4,050    Series 1986C (LOC)                         3.95   7/15/2016    4,050
   5,840    Series 1998 (LOC)                          4.00   8/01/2023    5,840
           Lynchburg IDA Hospital RB,
     400    Series 1985C (LIQ)(INS)(2)                 3.95  12/01/2025      400
     500    Series 1985D (LIQ)(INS)(2)                 3.95  12/01/2025      500
   2,500    Series 1985F (LIQ)(INS)(2)                 3.95  12/01/2025    2,500
   2,950   Newport News Redevelopment and Housing
            Auth. MFH RB, Series 1984 (LOC)            4.00  11/01/2006    2,950
  12,300   Norfolk IDA Hospital Facilities RB,
            Series 1999 (LOC)                          4.00   6/01/2020   12,300
   3,485   Norfolk IDA RB, Series 1998 (LOC)           4.00   9/01/2020    3,485
           Norfolk Redevelopment and Housing Auth. RB,
   1,400    Series 1999 (LOC)                          4.00   9/01/2009    1,400
   2,100    Series 1999 (LOC)                          4.00   3/01/2021    2,100
   7,555   Peninsula Ports Auth. Coal Terminal RB,
            Series 1987D (LOC)                         4.00   7/01/2016    7,555
           Prince William County IDA RB,
   6,300    Series 1988 (LOC)                          4.05   6/30/2004    6,300
   1,031    Series 1989D (LOC)                         3.95  10/01/2000    1,031
     522   Richmond IDA RB, Series 1989A (LOC)         3.95   6/01/2002      522
   1,725   Richmond Redevelopment and Housing Auth.
            RB, Series 1995 (LOC)                      3.95   4/01/2029    1,725
  10,000   Roanoke IDA RB, Series 1994                 4.05  12/01/2013   10,000
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $119,008)             119,008
--------------------------------------------------------------------------------
                           PUT BONDS (6.7%)

           Virginia
   2,900   Hampton IDA Hospital Facilities RB,
            Series 1997B                               3.90  11/01/2011    2,900
   1,535   Prince William County IDA RB,
            Series 1992 (LOC)                          4.30   9/01/2007    1,535
   3,535   Richmond IDA RB, Series 1987A (LOC)         4.10   8/15/2015    3,535
   2,500   York County IDA PCRB, Series 1985MMM        4.05   7/01/2009    2,500
--------------------------------------------------------------------------------
           Total put bonds (cost: $10,470)                                10,470
--------------------------------------------------------------------------------
                    FIXED-RATE INSTRUMENTS (14.2%)

           Virginia
   1,005   Charlottesville IDA RB, Series 1990 (PRE)   7.38  10/01/2020    1,042
   1,920   College Building Auth. Educational
            Facilities RB, Series 1998                 4.25   8/01/2000    1,922
     500   Commonwealth GO, Series 1997                5.00   6/01/2000      501
   3,914   Norfolk Airport Auth. CP, Series A (LOC)    4.00   8/23/2000    3,914
   1,500   Portsmouth GO, Series 1991 (PRE)            6.75   8/01/2004    1,545
   2,180   Public Building Auth. Public Facilities RB,
            Series 1999A                               4.00   8/01/2000    2,180
   3,865   Public School Auth. RB, Series 1997A        5.50   8/01/2000    3,884
   1,000   Richmond GO, Series 1999A                   4.25   1/15/2001    1,000
   1,935   Richmond GO Equipment Notes, Series 1998    4.25   5/15/2000    1,936
   1,450   Roanoke GO, Series 1999 A&B                 3.70  10/01/2000    1,449
   1,000   Roanoke IDA Hospital RB, Series 1990 (PRE)  6.50   7/01/2025    1,007
   2,000   Virginia Beach GO, Series 1993              4.65   7/15/2000    2,007
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $22,387)                   22,387
--------------------------------------------------------------------------------
           Total investments (cost: $151,865)                           $151,865
================================================================================










                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Hospitals                                           18.8 %
            Electrical Equipment                                11.9
            Multi-Family Housing                                10.8
            Nursing/Continuing Care Centers                     10.8
            Airport/Port                                         7.3
            General Obligations                                  6.9
            Buildings                                            4.2
            Aerospace/Defense                                    4.0
            Manufacturing - Diversified Industries               3.6
            Community Service                                    2.9
            Appropriated Debt                                    2.6
            Electric/Gas Utilities - Municipal                   2.6
            Escrowed Bonds                                       2.3
            Real Estate Investment Trusts                        2.2
            Electric Utilities                                   1.6
            Metals/Mining                                        1.3
            Education                                            1.0
            Retail - Food                                        1.0
            Real Estate - Other                                  0.9
                                                                ----
            Total                                               96.7%
                                                                ====











NOTES TO PORTFOLIOS OF INVESTMENTS

March 31, 2000


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Zero Coupon security. Rate represents the effective yield at date of purchase.



See accompanying notes to financial statements.










STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2000

                                                                       USAA
                                                          USAA       Virginia
                                                        Virginia    Money Market
                                                       Bond Fund       Fund
                                                    ----------------------------

ASSETS

   Investments in securities, at market value
      (identified cost of $370,767 and $151,865,
      respectively)                                    $ 371,314    $  151,865
   Cash                                                      114           282
   Receivables:
      Capital shares sold                                     58           168
      Interest                                             6,452           695
      Securities sold                                         -          4,750
                                                    ----------------------------
         Total assets                                    377,938       157,760
                                                    ----------------------------

LIABILITIES

   Capital shares redeemed                                    63           598
   USAA Investment Management Company                        100            43
   USAA Transfer Agency Company                               18             9
   Accounts payable and accrued expenses                      35            34
   Dividends on capital shares                               506            22
                                                    ----------------------------
         Total liabilities                                   722           706
                                                    ----------------------------
            Net assets applicable to capital shares
               outstanding                             $ 377,216    $  157,054
                                                    ============================

REPRESENTED BY:

   Paid-in capital                                     $ 386,111    $  157,054
   Accumulated net realized loss on investments           (9,442)           -
   Net unrealized appreciation of investments                547            -
                                                    ----------------------------
            Net assets applicable to capital shares
               outstanding                             $ 377,216    $  157,054
                                                    ============================
   Capital shares outstanding                             35,273       157,054
                                                    ============================
   Authorized shares of $.01 par value                   120,000     1,125,000
                                                    ============================
   Net asset value, redemption price, and offering
      price per share                                  $   10.69    $     1.00
                                                    ============================


See accompanying notes to financial statements.










STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2000



                                                                       USAA
                                                        USAA         Virginia
                                                      Virginia      Money Market
                                                     Bond Fund         Fund
                                                    ----------------------------

Net investment income:
   Interest income                                   $  22,754       $   5,094
                                                    ----------------------------
   Expenses:
      Management fees                                    1,270             473
      Transfer agent's fees                                231             114
      Custodian's fees                                      88              65
      Postage                                               29              17
      Shareholder reporting fees                            10              12
      Directors' fees                                        3               3
      Professional fees                                     33              30
      Other                                                  7               5
                                                    ----------------------------
         Total expenses                                  1,671             719
                                                    ----------------------------
            Net investment income                       21,083           4,375
                                                    ----------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                 (8,891)             -
      Change in net unrealized
         appreciation/depreciation                     (20,762)             -
                                                    ----------------------------
            Net realized and unrealized loss           (29,653)             -
                                                    ----------------------------
Increase (decrease) in net assets resulting from
   operations                                        $  (8,570)      $   4,375
                                                    ============================


See accompanying notes to financial statements.











STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,



                                                 USAA                    USAA
                                               Virginia                Virginia
                                               Bond Fund           Money Market Fund
                                          ---------------------------------------------
                                            2000        1999        2000        1999
                                          ---------------------------------------------
From operations:
   Net investment income                  $ 21,083    $ 19,434    $  4,375    $  3,862
   Net realized loss on investments         (8,891)       (266)         -           -
   Change in net unrealized appreciation/
      depreciation of investments          (20,762)      1,027          -           -
                                          ---------------------------------------------
      Increase (decrease) in net assets
         resulting from operations          (8,570)     20,195       4,375       3,862
                                          ---------------------------------------------
Distributions to shareholders from:
   Net investment income                   (21,083)    (19,434)     (4,375)     (3,862)
                                          ---------------------------------------------
From capital share transactions:
   Proceeds from shares sold                60,020      71,123     146,790     153,062
   Dividend reinvestments                   15,243      14,255       4,130       3,634
   Cost of shares redeemed                 (70,746)    (30,033)   (132,282)   (140,789)
                                          ---------------------------------------------
      Increase in net assets from
         capital share transactions          4,517      55,345      18,638      15,907
                                          ---------------------------------------------
Net increase (decrease) in net assets      (25,136)     56,106      18,638      15,907
Net assets:
   Beginning of period                     402,352     346,246     138,416     122,509
                                          ---------------------------------------------
   End of period                          $377,216    $402,352    $157,054    $138,416
                                          =============================================
Change in shares outstanding:
   Shares sold                               5,477       6,157     146,790     153,062
   Shares issued for dividends reinvested    1,405       1,233       4,130       3,634
   Shares redeemed                          (6,538)     (2,603)   (132,282)   (140,789)
                                          ---------------------------------------------
      Increase in shares outstanding           344       4,787      18,638      15,907
                                          =============================================


See accompanying notes to financial statements.











NOTES TO FINANCIAL STATEMENTS

March 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The USAA Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Virginia Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Virginia tax-exempt securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 2000.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2000, the USAA Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $9.4 million which, if not offset by subsequent capital gains will expire between 2003-2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2000, were as follows:

                                USAA Virginia         USAA Virginia
                                  Bond Fund         Money Market Fund
                                   ($000)                 ($000)
                                -------------------------------------
Purchases                          $96,136               $424,921
Sales/maturities                   $93,105               $410,366


For  the  USAA  Virginia  Bond  Fund,   cost  of  purchases  and  proceeds  from
sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 2000, was as follows:

                            Appreciation     Depreciation        Net
                               ($000)           ($000)         ($000)
                            -----------------------------------------
USAA Virginia Bond Fund        $6,990          ($6,443)         $547


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 2001.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.


(7) FINANCIAL HIGHLIGHTS - USAA VIRGINIA BOND FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                          ------------------------------------------------------
                            2000       1999       1998       1997       1996
                          ------------------------------------------------------

Net asset value at
   beginning of period    $  11.52   $  11.49   $  10.92   $  10.93   $  10.76
Net investment income          .59        .60        .62        .63        .63
Net realized and
   unrealized gain (loss)     (.83)       .03        .57       (.01)       .17
Distributions from net
   investment income          (.59)      (.60)      (.62)      (.63)      (.63)
                          ------------------------------------------------------
Net asset value at
   end of period          $  10.69   $  11.52   $  11.49   $  10.92   $  10.93
                          ======================================================
Total return (%) *           (2.00)      5.62      11.13       5.82       7.57
Net assets at end
   of period (000)        $377,216   $402,352   $346,246   $292,914   $267,111
Ratio of expenses to
   average net assets (%)      .43        .43        .44        .46        .48
Ratio of net investment
   income to average
   net assets (%)             5.45       5.22       5.48       5.76       5.74
Portfolio turnover (%)       24.60      10.55      14.24      26.84      27.20

* Assumes reinvestment of all dividend income distributions during the period.


(7) FINANCIAL HIGHLIGHTS - USAA VIRGINIA MONEY MARKET FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                           -----------------------------------------------------
                             2000       1999       1998       1997       1996
                           -----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .03        .03        .03        .03        .03
Distributions from net
   investment income           (.03)      (.03)      (.03)      (.03)      (.03)
                           -----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           =====================================================
Total return (%) *             3.06       2.98       3.34       3.14       3.42
Net assets at end
   of period (000)         $157,054   $138,416   $122,509   $113,330   $110,308
Ratio of expenses to
   average net assets (%)       .50        .50        .50        .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)           n/a        .50        .51        .53        .55
Ratio of net investment
   income to average
   net assets (%)              3.04       2.93       3.29       3.10       3.36

* Assumes reinvestment of all dividend income distributions during the period.










Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                         Legal Counsel
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

Custodian                              Independent Auditors
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

Telephone Assistance Hours             Internet Access
Call toll free - Central Time          usaa.com(ServiceMark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777